SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 15, 2006

                                ACIES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        Nevada                      000-49724              91-2079553
   (State Or Other                (Commission             (IRS Employer
  Jurisdiction Of                 File Number)          Identification No.)
  Incorporation)

              14 Wall Street, Suite 1620, New York, New York 10005
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (800) 361-5540

                                 Not Applicable
            (Former Address, if changed since Last Report) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events.

On May 15, 2006, Acies Corporation issued a press release announcing the appointment of Harrison Fisher as its Senior Vice President - Sales & Marketing. A copy of the press release announcing the appointment is attached as Exhibit
99.1 to this Current Report on Form 8-K.


Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

     Exhibit 99.1 - Press release dated May 15, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Acies Corporation


Date: May 18, 2006                         /s/ Jeffrey A. Tischler
                                          -----------------------------------
                                          Jeffrey A. Tischler
                                          Executive Vice President and
                                          Chief Financial Officer


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